SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a)
                 OF THE SECURITIES EXCHANGE ACT OF 1934
                           (Amendment No. )
                    Filed by the Registrant  / X /

              Filed by a party other than the Registrant

Check the appropriate box:

/   / Preliminary Proxy Statement

/   / Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e) (2))

/ x / Definitive Proxy Statement

/   / Definitive Additional Materials

/   / Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

                     PUTNAM DIVIDEND INCOME FUND
              PUTNAM  HIGH INCOME CONVERTIBLE AND BOND FUND
                 PUTNAM MASTER INTERMEDIATE INCOME TRUST
                       PUTNAM PREMIER INCOME TRUST
               (Name of Person(s) Filing Proxy Statement,
                       if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X / No fee required

/   / Fee computed on table below per Exchange Act Rule 14a 6(i)(1)
      and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/   / Fee paid previously with preliminary materials.

/   / Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:





IMPORTANT INFORMATION

FOR SHAREHOLDERS IN

PUTNAM DIVIDEND INCOME FUND

PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND

PUTNAM MASTER INTERMEDIATE INCOME TRUST

PUTNAM PREMIER INCOME TRUST

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 4.

We urge you to spend a couple of minutes with the proxy statement, and either fill out your proxy card, and return it to us via the mail, or record your voting instructions via the Internet. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.


[LOGO OMITTED: BOSTON* LONDON* TOKYO]


Table of contents

A Message from the Chairman                        1

Notice of Shareholder Meeting                      2

Trustees' Recommendations                          4

Proxy card enclosed

If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial advisor.


A Message from the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by either filling out and signing the enclosed proxy card or by voting via the Internet. Instructions are listed at the top of your proxy card. We are asking for your vote on the following matters: (1) fixing the number of Trustees and electing your fund's Trustees; and (2) ratifying the selection of your fund's independent auditors.

Although we would like very much to have each shareholder attend his or her fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to vote on the Internet or complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter. If you have questions about the proposals, contact your financial advisor or call a Putnam customer service representative at 1-800-225-1581.

After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, I have reached our retirement age and will not be a nominee for Trustee at your fund's meeting. I will become Chairman Emeritus, remain a shareholder, and stay in close touch with each fund. It has been my privilege to serve you.

Sincerely yours,

/S/GEORGE PUTNAM
George Putnam, Chairman



PUTNAM DIVIDEND INCOME FUND
PUTNAM HIGH INCOME CONVERTIBLE AND
BOND FUND
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM PREMIER INCOME TRUST
Notice of Annual Meeting of Shareholders


* This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam Dividend Income Fund, Putnam High Income Convertible and Bond Fund, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust:

The Annual Meeting of Shareholders of your fund will be held on June 1, 2000 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1. Fixing the number of Trustees and electing Trustees. See page 6.

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year. See page 25.

3. Transacting any other business as may properly come before the meeting.

By the Trustees

George Putnam, Chairman
John A. Hill, Vice Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter         John H. Mullin, III
Hans H. Estin             Robert E. Patterson
Ronald J. Jackson         George Putnam, III
Paul L. Joskow            A.J.C. Smith
Elizabeth T. Kennan       W. Thomas Stephens
Lawrence J. Lasser        W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE,AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET SO YOU WILL BE REPRESENTED AT THE MEETING.

March 30, 2000


Proxy Statement

* This document will give you the information you need to vote on the matters listed on the previous pages. Much of the information in the proxy statement is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial advisor.

* Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam Dividend Income Fund, Putnam High Income Convertible and Bond Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust for use at the Annual Meeting of Shareholders of each fund to be held on June 1, 2000, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous pages).

* How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1. For fixing the number of Trustees as proposed and the election of all nominees; and

2. For ratifying the selection of independent auditors of your fund as indicated below:

PricewaterhouseCoopers LLP
Putnam Dividend Income Fund
Putnam High Income Convertible and Bond Fund
Putnam Master Intermediate Income Trust

KPMG LLP
Putnam Premier Income Trust


* Who is eligible to vote?

Shareholders of record at the close of business on March 17, 2000 are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Annual Meeting, the proxy, and the Proxy Statement are being mailed on or about March 30, 2000 to shareholders entitled to vote.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

Shareholders of each fund vote separately with respect to each proposal. The outcome of a vote affecting one fund does not affect any other fund.


The Proposals

I. ELECTION OF TRUSTEES

* Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of each fund recommends that the number of Trustees be fixed at thirteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

The Board Policy and Nominating Committee of the Trustees of each fund makes recommendations concerning the Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").


[GRAPHIC OMITTED: PHOTO OF JAMESON ADKINS BAXTER]

* Jameson Adkins Baxter

Ms. Baxter, age 56, is the President of Baxter Associates, Inc., a management consulting and private investment firm that she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc. and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Ryerson Tull and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; Member of the Board of Governors of Good Shepherd Hospital; and Chair of the National Center for Non-profit Boards. Ms. Baxter is a graduate of Mount Holyoke College.



Nominees for Trustees

[GRAPHIC OMITTED: PHOTO OF HANS H. ESTIN]

* Hans H. Estin

Mr. Estin, age 71, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment advisor serving individual clients and their families. Mr. Estin currently also serves as a Corporation Member of The Schepens Eye Research Institute and as a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL]

* John A. Hill

Mr. Hill, age 58, is a Vice Chairman of the Trustees and has been elected to serve as Chairman as of July 1, 2000. He is the Vice-Chairman and Managing Director of First Reserve Corporation, a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Santa Fe Snyder Corporation, an exploration and production company, TransMontaingne Oil Company, a refined oil product pipeline and distribution company and various private companies controlled by First Reserve Corporation. He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


[GRAPHIC OMITTED: PHOTO OF RONALD J. JACKSON]

* Ronald J. Jackson

Mr. Jackson, age 56, retired as Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, in 1993, a position which he held since 1990. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel. Mr. Jackson is a graduate of Michigan State University Business School.


[GRAPHIC OMITTED: PHOTO OF PAUL L. JOSKOW]

* Paul L. Joskow*

Dr. Joskow, age 52, is Elizabeth and James Killian Professor of Economics and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology. He has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. Dr. Joskow currently serves as a Director of the New England Electric System, a public utility holding company, State Farm Indemnity Company, an automobile insurance company, and the Whitehead Institute for Biomedical Research, a non-profit research institution. He has been President of the Yale University Council since 1993.

Dr. Joskow is active on industry restructuring, environmental, energy, competition, and privatization policies and has served as an advisor to governments and corporations around the world.

Dr. Joskow is a graduate of Cornell University and Yale University. He is a Fellow of the Econometric Society and the American Academy of Arts and Sciences.


[GRAPHIC OMITTED: PHOTO OF ELIZABETH T. KENNAN]

* Elizabeth T. Kennan

Dr. Kennan, age 62, is President Emeritus of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke
College. From 1966 to 1978, she was on the faculty of Catholic
University, where she taught history, published numerous articles, and directed the post-doctoral programs in Patristic and Medieval Studies.

Dr. Kennan currently also serves as a Director of Bell Atlantic, Northeast Utilities, Talbots and Cambus-Kenneth Bloodstock, a limited liability company involved in thoroughbred horse breeding and farming. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations. Dr. Kennan is a graduate of Mount Holyoke College, the University of Washington, and St. Hilda's College, Oxford University and holds several honorary doctorates.


[GRAPHIC OMITTED: PHOTO OF LAWRENCE J. LASSER]

* Lawrence J. Lasser*

Mr. Lasser, age 57, is a Vice President of your fund and each of the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management. He is a Member of the Board of Directors of the United Way of Massachusetts Bay, a Member of the Board of Governors of the Investment Company Institute, a Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston. Mr. Lasser is a graduate of Antioch College and Harvard Business School.


[GRAPHIC OMITTED: PHOTO OF JOHN H. MULLIN, III]

* John H. Mullin, III

Mr. Mullin, age 58, is Chairman and CEO of Ridgeway Farm, a limited liability company engaged in timber activities and farming. Prior to establishing Ridgeway Farm in 1989, Mr. Mullin was a Managing Director of Dillon, Read & Co. Inc., an investment banking firm.

Mr. Mullin currently serves as a Director of ACX Technologies, Inc., a company engaged in the manufacture of packaging products; Alex. Brown Realty, Inc., a real estate investment company, Carolina Power and Light, a public utility company, and The Liberty Corporation, a company engaged in the life insurance and broadcasting industries. Mr. Mullin previously served as a Director of Dillon, Read & Co. Inc., Adolph Coors Company, Crystal Brands, Inc., Fisher-Price, Inc., Mattel, Inc. and The Ryland Group, Inc. Mr. Mullin is a Trustee Emeritus of Washington & Lee University where he served as Chairman of the Investment Committee. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School at the University of Pennsylvania.


[GRAPHIC OMITTED: PHOTO OF ROBERT E. PATTERSON]

* Robert E. Patterson

Mr. Patterson, age 55, is the President and a Trustee of Cabot Industrial Trust, a publicly traded real estate investment trust. Prior to February, 1998 he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment advisor which managed real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin Diabetes Center, a Trustee of SEA Education Association and a Director of
Brandywine Trust Company. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.


[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM, III]

* George Putnam, III*

Mr. Putnam, age 48, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment advisor which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of The Boston Family Office, L.L.C., a registered investment advisor that provides financial advice to individuals and families. He is also a Trustee of the SEA Education Association and St. Mark's School. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.


[GRAPHIC OMITTED: PHOTO OF A.J.C. SMITH]

* A.J.C. Smith*

Mr. Smith, age 65, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp.; a Trustee of the Carnegie Hall Society, the Central Park Conservancy, the Educational Broadcasting Corporation, the Economic Club of New York and the U.S. Chamber of Commerce; a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University; and a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


[GRAPHIC OMITTED: PHOTO OF W. THOMAS STEPHENS]

* W. Thomas Stephens

Mr. Stephens, age 57, was, until 1999, the President and Chief
Executive Officer of MacMillan Bloedel Limited, a forest products and building materials company. In 1996, Mr. Stephens retired as Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation.

Mr. Stephens serves as a Director for Qwest Communications, a communications company, New Century Energies, a public utility company, TransCanada Pipelines, and Fletcher Challenge Canada, a paper manufacturer. Mr. Stephens has B.S. and M.S. degrees from the University of Arkansas.


[GRAPHIC OMITTED: PHOTO OF W. NICHOLAS THORNDIKE]

* W. Nicholas Thorndike

Mr. Thorndike, age 66, serves as a Director of various corporations and charitable organizations, including Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher, and Courier Corporation, a book binding and printing company. He is also a Trustee of Cabot Industrial Trust, Eastern Utilities Associates and Northeastern University, and an Honorary Trustee of Massachusetts General Hospital, where he previously served as chairman and president.

Prior to December 1988, Mr. Thorndike was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment advisor that manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

--------------
*Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or affiliates of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds.


Mr. George Putnam, III, the son of Mr. George Putnam, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Joskow is not currently an "interested person" of your fund but could be deemed by the Securities and Exchange Commission to be an "interested person" on account of his prior consulting relationship with National Economic Research Associates, Inc. a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., which was terminated as of August 31, 1998. The balance of the nominees are not "interested persons."

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers.

All the nominees were elected by the shareholders in June 1999. The 13 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at less than 13 for your fund.

The address for each of the current Trustees and each of the nominees is One Post Office Square, Boston, Massachusetts 02109.

* What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.


* Do the Trustees have a stake in your fund?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 114 Putnam funds based on their own investment needs. The Trustees' aggregate investments in the Putnam funds total over $98 million. The table below lists each Trustee's current investments in each fund and in the Putnam funds as a group based on beneficial ownership. Except as otherwise noted, each Trustee has sole voting power and sole investment power with respect to his or her shares.




Share Ownership by Trustees

Number of shares owned as of March 8, 2000 of:

                                         All
                         Year first      Putnam                          Putnam High
                         elected as      funds             Putnam        Income          Putnam
                         Trustee of      (including        Dividend      Convertible     Master             Putnam
                         the Putnam      notional          Income        and Bond        Intermediate       Premier
Trustees                 funds           shares) (1)(2)    Fund          Fund            Income Trust       Income Trust
------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter        1994              145,936           134            138            257                134
Hans H. Estin            1972               35,587           220            975          1,646                896
John A. Hill             1985              235,163           100         32,100            196                100
Ronald J. Jackson        1996              153,124           200 (3)        200 (3)        391 (3)            200 (3)
Paul L. Joskow           1997               49,799           100            100            100                100
Elizabeth T. Kennan      1992               27,088           179 (4)        175 (4)        312 (4)            161 (4)
Lawrence J. Lasser       1992              499,860           100            100            196                100
John H. Mullin, III      1997               69,846           100            100            100                100
Robert E. Patterson      1984               83,491           300            616            587                500
William F. Pounds        1971              329,629             0              0              0                  0
George Putnam            1957            1,873,778         2,209          1,000          4,135              3,151
George Putnam, III       1984              934,187           300            500            978                500
A.J.C. Smith             1986               63,018           200 (5)        200 (5)        391 (5)            200 (5)
W. Thomas Stephens       1997              138,365           100            100            100                100
W. Nicholas Thorndike    1992              103,467           199            219            391                204

(1)Notional shares represent economic interests in a fund granted pursuant to the terms of the Trustee Compensation Deferral Plan. They do not have any voting power. None of the Trustees held notional shares in any of the four closed end funds listed above.

(2)These holdings do not include shares of Putnam money market funds.

(3)Mr. Jackson has shared investment power and shared voting power with respect to such shares.

(4)Dr. Kennan is the custodian of a trust which owns all of these shares and in which she has no economic interest.

(5)Mr. Smith has shared investment power and shared voting power with respect to such shares.



As of March 8, 2000, the Trustees and officers of Putnam Dividend Income
Fund, Putnam High Income Convertible and Bond Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust owned a total of 4,441, 36,520, 9,780, and 6,446 shares, respectively, of each fund, comprising less than 1% of the outstanding shares of each fund on that date.


* What are some of the ways in which the Trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

* by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

* by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam
Management and its affiliates;

* by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

* by conducting an in-depth review of the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

* by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each fund;

* by monitoring potential conflicts between the funds and Putnam
Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

* by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

* How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board which focus on particular matters. These currently include: the Contract Committee, which reviews all the contractual arrangements with Putnam Management and its affiliates; the Communication, Service and Marketing Committee, which reviews the quality of services provided by your fund's investor servicing agent and custodian; the Brokerage and Custody Committee, which reviews matters relating to custody of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews the funds' accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Board Policy and Nominating Committee, which is composed of non-interested Trustees and which reviews the compensation of the Trustees and their administrative staff, supervises the engagement of the funds' independent counsel and selects nominees for election as Trustees; the Closed-end Funds and Variable Trust Committee, which is responsible for reviewing special issues applicable to closed-end funds such as your fund, and the Pricing Committee, which reviews procedures for the valuation of securities.

Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 1999, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.


* What are the Trustees paid for their services?

Each Trustee of your fund receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Trustees not affiliated with Putnam Management, estimates that Committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each Trustee by each fund for its most recent fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar year 1999:




PUTNAM DIVIDEND INCOME FUND

Compensation Table

                                                 Estimated
                                 Pension or        annual
                                  retirement      benefits
                                   benefits       from all
                      Aggregate   accrued as       Putnam             Total
                    compensation   part of          funds          compensation
                      from the       fund           upon              from all
Trustee               fund (1)     expenses      retirement (2)   Putnam funds (3)
-------------------------------------------------------------------------------------
Jameson A. Baxter       $634        $150           $ 95,000          $191,000 (4)
Hans H. Estin            630         316             95,000           190,000
John A. Hill (5)         686         138            115,000           239,750 (4)
Ronald J. Jackson        642         120             95,000           193,500 (4)
Paul L. Joskow           634          31             95,000           191,000 (4)
Elizabeth T. Kennan      630         184             95,000           190,000
Lawrence J. Lasser       630         139             95,000           189,000
John H. Mullin, III      650          46             95,000           196,000 (4)
Robert E. Patterson      631         100             95,000           190,250
William F. Pounds (5)    657         353            115,000           231,000
George Putnam            630         342             95,000           190,000
George Putnam, III       630          67             95,000           190,000
A.J.C. Smith             623         219             95,000           188,000
W. Thomas Stephens       619          43             95,000           188,000 (4)
W. Nicholas Thorndike    630         260             95,000           190,000

(1)Includes an annual retainer and an attendance fee for each meeting attended.

(2)Assumes that each Trustee retires at the normal retirement date.
Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3)As of December 31, 1999, there were 114 funds in the Putnam family.

(4)Includes compensation deferred pursuant to a Trustee Compensation
Deferral Plan.

(5)Includes additional compensation for service as Vice Chairman of the Putnam funds. Dr. Pounds will retire from the Board of Trustees effective June 30, 2000.





PUTNAM HIGH INCOME CONVERTIBLE
AND BOND FUND

Compensation Table

                                                 Estimated
                                 Pension or        annual
                                  retirement      benefits
                                   benefits       from all
                      Aggregate   accrued as       Putnam             Total
                    compensation   part of          funds          compensation
                      from the       fund           upon              from all
Trustee               fund (1)     expenses      retirement (2)   Putnam funds (3)
-------------------------------------------------------------------------------------
Jameson A. Baxter       $649        $146           $ 95,000          $191,000 (4)
Hans H. Estin            646         320             95,000           190,000
John A. Hill (5)         700         146            115,000           239,750 (4)
Ronald J. Jackson        658         131             95,000           193,500 (4)
Paul L. Joskow           649          37             95,000           191,000 (4)
Elizabeth T. Kennan      646         190             95,000           190,000
Lawrence J. Lasser       644         144             95,000           189,000
John H. Mullin, III      666          55             95,000           196,000 (4)
Robert E. Patterson      647         103             95,000           190,250
William F. Pounds (5)    670         358            115,000           231,000
George Putnam            646         340             95,000           190,000
George Putnam, III       646          69             95,000           190,000
A.J.C. Smith             638         224             95,000           188,000
W. Thomas Stephens       636          52             95,000           188,000 (4)
W. Nicholas Thorndike    646         269             95,000           190,000

(1)Includes an annual retainer and an attendance fee for each meeting attended.

(2)Assumes that each Trustee retires at the normal retirement date.
Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3)As of December 31, 1999, there were 114 funds in the Putnam family.

(4)Includes compensation deferred pursuant to a Trustee Compensation
Deferral Plan.

(5)Includes additional compensation for service as Vice Chairman of the Putnam funds. Dr. Pounds will retire from the Board of Trustees effective June 30, 2000.





PUTNAM MASTER INTERMEDIATE INCOME TRUST

Compensation Table

                                                 Estimated
                                 Pension or        annual
                                  retirement      benefits
                                   benefits       from all
                      Aggregate   accrued as       Putnam             Total
                    compensation   part of          funds          compensation
                      from the       fund           upon              from all
Trustee               fund (1)     expenses      retirement (2)   Putnam funds (3)
-------------------------------------------------------------------------------------
Jameson A. Baxter       $1,008      $256           $ 95,000          $191,000 (4)
Hans H. Estin            1,002       559             95,000           190,000
John A. Hill (4)(5)      1,165       254            115,000           239,750
Ronald J. Jackson (4)    1,009       227             95,000           193,500
Paul L. Joskow (4)       1,008        63             95,000           191,000
Elizabeth T. Kennan      1,002       331             95,000           190,000
Lawrence J. Lasser         996       251             95,000           189,000
John H. Mullin, III (4)  1,019        95             95,000           196,000
Robert E. Patterson        996       180             95,000           190,250
William F. Pounds (5)    1,135       625            115,000           231,000
George Putnam            1,002       596             95,000           190,000
George Putnam, III       1,002       121             95,000           190,000
A.J.C. Smith               990       391             95,000           188,000
W. Thomas Stephens (4)     990        89             95,000           188,000
W. Nicholas Thorndike    1,002       468             95,000           190,000

(1)Includes an annual retainer and an attendance fee for each meeting attended.

(2)Assumes that each Trustee retires at the normal retirement date.
Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3)As of December 31, 1999, there were 114 funds in the Putnam family.

(4)Includes compensation deferred pursuant to a Trustee Compensation
Deferral Plan. The total amounts of deferred compensation payable by the fund to Messrs. Hill, Jackson, Joskow, Mullin and Stephens as of September 30, 1999 were $7,427, $4,131, $1,048, $1,595, and
$1,835, respectively, including income earned on such amounts.

(5)Includes additional compensation for service as Vice Chairman of the Putnam funds. Dr. Pounds will retire from the Board of Trustees effective June 30, 2000.





PUTNAM PREMIER INCOME TRUST

Compensation Table


                                                 Estimated
                                 Pension or        annual
                                  retirement      benefits
                                   benefits       from all
                      Aggregate   accrued as       Putnam             Total
                    compensation   part of          funds          compensation
                      from the       fund           upon              from all
Trustee               fund (1)     expenses      retirement (2)   Putnam funds (3)
-------------------------------------------------------------------------------------
Jameson A. Baxter       $1,227      $330           $ 95,000          $191,000 (4)
Hans H. Estin            1,218       619             95,000           190,000
John A. Hill (4)(5)      1,495       232            115,000           239,750
Ronald J. Jackson (4)    1,243       180             95,000           193,500
Paul L. Joskow (4)       1,227        27             95,000           191,000
Elizabeth T. Kennan      1,218       337             95,000           190,000
Lawrence J. Lasser       1,213       252             95,000           189,000
John H. Mullin, III (4)  1,260        41             95,000           196,000
Robert E. Patterson      1,224       186             95,000           190,250
William F. Pounds (5)    1,434       696            115,000           231,000
George Putnam            1,218       708             95,000           190,000
George Putnam, III       1,218       122             95,000           190,000
A.J.C. Smith             1,202       417             95,000           188,000
W. Thomas Stephens (4)   1,196        38             95,000           188,000
W. Nicholas Thorndike    1,218       483             95,000           190,000

(1)Includes an annual retainer and an attendance fee for each meeting attended.

(2)Assumes that each Trustee retires at the normal retirement date.
Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3)As of December 31, 1999, there were 114 funds in the Putnam family.

(4)Includes compensation deferred pursuant to a Trustee Compensation
Deferral Plan. The total amounts of deferred compensation payable by the fund to Messrs. Hill, Jackson, Joskow, Mullin and Stephens as of July 31, 1999 were $12,095, $5,347, $1,292, $1,981 and
$2,695, respectively, including income earned on such amounts.

(5)Includes additional compensation for service as Vice Chairman of the Putnam funds. Dr. Pounds will retire from the Board of Trustees effective June 30, 2000.



Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information about your fund, including further information about its Trustees and officers, please see "Fund
Information," on page 32.

2a. RATIFICATION OF INDEPENDENT AUDITORS
(To be voted on by shareholders of all funds except
Putnam Premier Income Trust)

PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of its fees.

A majority of the votes on the matter is necessary to ratify the selection of auditors. The outcome of a vote affecting one fund does not affect any other fund. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

2b. RATIFICATION OF INDEPENDENT AUDITORS
(To be voted on by shareholders of Putnam Premier
Income Trust only)

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of your fund for the current fiscal year. The Audit Committee of the Board of Trustees unanimously approved the selection of KPMG in June of 1999, and the Trustees unanimously approved such selection in July 1999. Among the country's preeminent accounting firms, this firm also serves as the auditors for several of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of its fees.

PricewaterhouseCoopers LLP, independent accountants, previously served as the independent auditors for your fund. PricewaterhouseCoopers LLP resigned as independent auditors in July, 1999. Neither of its reports on the financial statements for the past two fiscal years contained an adverse opinion or a disclaimer of opinion, nor was either report qualified as to uncertainty, audit scope or accounting principles. There were no disagreements between PricewaterhouseCoopers LLP and your fund on any matter of accounting principles and practices, financial statement disclosure, or auditing scope or procedure.

The change in audit firms reflects the Trustees' decision to continue their policy of having two audit firms serve the Putnam funds. In the past, the two firms were Price Waterhouse LLP and Coopers & Lybrand L.L.P. These firms merged in July, 1998.


A majority of the votes on the matter is necessary to ratify the selection of auditors. The outcome of a vote affecting one fund does not affect any other fund. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

Further Information About Voting and the Meeting

Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to each proposal. In the case of Putnam
Dividend Income Fund, Putnam High Income Convertible and Bond Fund, and Putnam Master Intermediate Income Trust, a majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). In the case of Putnam Premier Income Trust, thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have voting instructions recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders may have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management. The giving of such a proxy will not affect your right to vote in person should you decide to attend the meeting. To vote via the Internet, you will need the 14-digit "control" number that appears on your proxy card. To use the Internet, please access the Internet address found on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with internet access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each fund has retained at its own expense D.F. King & Co., Inc., 77 Water Street, New York, New York, 10005, to aid in the solicitation of instructions for registered and nominee accounts, for fees not to exceed $3,000 for each fund, plus reasonable out-of-pocket expenses for mailing and phone costs.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Associate Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for the next annual meeting. It is currently anticipated that each fund's next annual meeting of shareholders will be held in June, 2001. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund before December 1, 2000. Shareholders who wish to make a proposal at the 2001 annual meeting -- other than one that will be included in the fund's proxy materials -- should notify the fund no later than February 14, 2001. The Nominating Committee will also consider nominees recommended by shareholders of the fund to serve as Trustees, provided that shareholders submit their recommendations by the above date. If a shareholder who wishes to present a proposal fails to notify the fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish to you upon request and without charge, a copy of the fund's annual report for its most recent fiscal year and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Fund Information

Putnam Investments. Putnam Investment Management, Inc., each fund's investment advisor, and its affiliate, Putnam Fiduciary Trust Company, each fund's investor servicing agent and custodian (collectively, the "Putnam companies"), are owned by Putnam Investments, Inc., a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. The address of Putnam Investments, Inc. and each of the Putnam companies is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

Limitation of Trustee liability. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Audit Committee and Board Policy and Nominating Committee. The members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund or Putnam Management. The Audit Committee currently consists of Dr. Kennan and Messrs. Estin and Stephens (Chairman). The Board Policy and Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Dr. Pounds and Messrs. Hill, Patterson and Thorndike.

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management and Putnam Mutual Funds, Messrs. Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to George Putnam and Lawrence
J. Lasser, the officers of each fund are as follows:




Putnam Dividend Income Fund

                                                             Year first
                                                               elected
Name (age)                        Office                      to office
----------------------------------------------------------------------------
Charles E. Porter (61)            Executive Vice President       1989
Patricia C. Flaherty (53)         Senior Vice President          1993
John D. Hughes (65)               Senior Vice President
                                  & Treasurer                    1989
Gordon H. Silver (52)             Vice President                 1990
Ian C. Ferguson (42)              Vice President                 1997
Brett C. Browchuk (37)            Vice President                 1994
Thomas V. Reilly (53)             Vice President                 1993
Deborah Kuenstner (41)            Vice President                 2000
Jeanne L. Mockard* (36)           Vice President                 1993
Richard A. Monaghan** (45)        Vice President                 1999
John R.Verani (60)                Vice President                 1989
Richard G. Leibovitch (36)        Vice President                 2000
----------------------------------------------------------------------------
 *The fund's portfolio manager
**President of Putnam Mutual Funds





Putnam High Income Convertible and Bond Fund

                                                             Year first
                                                               elected
Name (age)                        Office                      to office
----------------------------------------------------------------------------
Charles E. Porter (61)            Executive Vice President       1989
Patricia C. Flaherty (53)         Senior Vice President          1993
John D. Hughes (65)               Senior Vice President
                                  & Treasurer                    1987
Gordon H. Silver (52)             Vice President                 1990
Ian C. Ferguson (42)              Vice President                 1997
Brett C. Browchuk (37)            Vice President                 1994
Stephen Oristaglio (44)           Vice President                 1998
Thomas V. Reilly (53)             Vice President                 1987
Edward T. Shadek, Jr. (39)        Vice President                 1998
Edward H. D'Alelio (47)           Vice President                 1987
Forrest Fontana* (34)             Vice President                 1998
Rosemary Thomsen* (39)            Vice President                 2000
Richard A. Monaghan** (45)        Vice President                 1999
John R.Verani (60)                Vice President                 1987
Richard G. Leibovitch (36)        Vice President                 2000
----------------------------------------------------------------------------
 *One of the fund's portfolio managers
**President of Putnam Mutual Funds





Putnam Master Intermediate Income Trust

                                                             Year first
                                                               elected
Name (age)                        Office                      to office
----------------------------------------------------------------------------
Charles E. Porter (61)            Executive Vice President       1989
Patricia C. Flaherty (53)         Senior Vice President          1993
John D. Hughes (65)               Senior Vice President
                                  & Treasurer                    1988
Gordon H. Silver (52)             Vice President                 1990
Ian C. Ferguson (42)              Vice President                 1997
Brett C. Browchuk (37)            Vice President                 1998
Stephen Oristaglio (44)           Vice President                 1998
Edward H. D'Alelio (47)           Vice President                 1998
David Waldman* (33)               Vice President                 1998
Richard A. Monaghan** (45)        Vice President                 1998
John R.Verani (60)                Vice President                 1988
Richard G. Leibovitch (36)        Vice President                 2000
----------------------------------------------------------------------------
 *One of the fund's portfolio managers
**President of Putnam Mutual Funds





Putnam Premier Income Trust

                                                             Year first
                                                               elected
Name (age)                        Office                      to office
----------------------------------------------------------------------------
Charles E. Porter (61)            Executive Vice President       1989
Patricia C. Flaherty (53)         Senior Vice President          1993
John D. Hughes (65)               Senior Vice President
                                  & Treasurer                    1988
Gordon H. Silver (52)             Vice President                 1990
Ian C. Ferguson (42)              Vice President                 1998
Brett C. Browchuk (37)            Vice President                 1998
Stephen Oristaglio (44)           Vice President                 1998
Edward H. D'Alelio (47)           Vice President                 1998
David Waldman* (33)               Vice President                 1997
Richard A. Monaghan** (45)        Vice President                 1999
John R.Verani (60)                Vice President                 1988
Richard G. Leibovitch (36)        Vice President                 2000
----------------------------------------------------------------------------
 *One of the fund's portfolio managers
**President of Putnam Mutual Funds





Assets and shares outstanding of your fund as of March 8, 2000
----------------------------------------------------------------------------
Net assets:
----------------------------------------------------------------------------
Putnam Dividend Income Fund                                  $ 115,970,419

Putnam High Income Convertible and Bond Fund                 $ 116,731,581

Putnam Master Intermediate Income Trust                      $ 750,078,797

Putnam Premier Income Trust                                 $1,050,387,807

Shares outstanding and authorized to vote:
----------------------------------------------------------------------------
Putnam Dividend Income Fund                                10,824,907 shares

Putnam High Income Convertible and Bond Fund               13,683,316

Putnam Master Intermediate Income Trust                   100,133,126

Putnam Premier Income Trust                               140,989,259

5% beneficial ownership of your fund as of March 8, 2000
----------------------------------------------------------------------------
Putnam Dividend Income Fund

The Commerce Group, Inc.
211 Main Street, Webster, MA 01570;
owned 4,369,600 shares representing
40.37% of the outstanding shares

Putnam High Income Convertible and Bond Fund                          None

Putnam Master Intermediate Income Trust                               None

Putnam Premier Income Trust                                           None




[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581


60249 3/00






PUTNAMINVESTMENTS                                              (Logo)
P.O. Box 9131
Hingham, MA 02043-9131

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com/Putnam. Please refer to the instructions below. Your voting instructions will be immediately confirmed if you provide your e-mail address.

To record your voting instructions on the Internet

1. Read the proxy statement.
2. Go to www.proxyweb.com/Putnam.
3. Enter the 14-digit control number printed on your proxy card.
4. Follow the instructions on the site.

If you submit your voting instructions on the Internet, do not return your proxy card.

This is your PROXY CARD.

To vote by mail, please record your voting instructions on this proxy card, sign it below, and return it promptly in the envelope provided. Your vote is important.

PLEASE FOLD AT PERFORATION BEFORE DETACHING

Proxy for a meeting of shareholders to be held on June 1, 2000 for Putnam Dividend Income Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Dividend Income Fund on June 1, 2000, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------------------
Shareholder sign here                               Date

-----------------------------------------------------------------------------
Co-owner sign here                                  Date

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
-----------------------------------------------------------------------------

Street
-----------------------------------------------------------------------------

City                            State               Zip
-----------------------------------------------------------------------------

Telephone
-----------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR the proposal on your behalf.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED AND ELECTING ALL OF THE NOMINEES AND FOR THE OTHER PROPOSAL LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.   Proposal to fix the number of Trustees and elect all nominees.
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees as proposed and electing all the nominees (except as marked to the contrary below)

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                    FOR        AGAINST         ABSTAIN

2. Proposal to ratify              /  /         /  /            /  /
the selection of
PricewaterhouseCoopers LLP
as the independent auditors of your fund.

Note:  If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS                                              (Logo)
P.O. Box 9131
Hingham, MA 02043-9131

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com/Putnam. Please refer to the instructions below. Your voting instructions will be immediately confirmed if you provide your e-mail address.

To record your voting instructions on the Internet

1. Read the proxy statement.
2. Go to www.proxyweb.com/Putnam.
3. Enter the 14-digit control number printed on your proxy card.
4. Follow the instructions on the site.

If you submit your voting instructions on the Internet, do not return your proxy card.

This is your PROXY CARD.

To vote by mail, please record your voting instructions on this proxy card, sign it below, and return it promptly in the envelope provided. Your vote is important.

PLEASE FOLD AT PERFORATION BEFORE DETACHING

Proxy for a meeting of shareholders to be held on June 1, 2000 for Putnam High Income Convertible and Bond Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam High Income Convertible and Bond Fund on June 1, 2000, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------------------
Shareholder sign here                               Date

-----------------------------------------------------------------------------
Co-owner sign here                                  Date

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
-----------------------------------------------------------------------------

Street
-----------------------------------------------------------------------------

City                              State              Zip
-----------------------------------------------------------------------------

Telephone
-----------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------------------


-----------------------------------------------------------------------------


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR the proposal on your behalf.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED AND ELECTING ALL OF THE NOMINEES AND FOR THE OTHER PROPOSAL LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.   Proposal to fix the number of Trustees and elect all nominees.
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees as proposed and electing all the nominees (except as marked to the contrary below)

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                   FOR            AGAINST          ABSTAIN

2. Proposal to ratify             /  /             /  /              /  /
the selection of
PricewaterhouseCoopers LLP
as the independent auditors of your fund.

Note:  If you have questions on any of the proposals, please call
1-800-225-1581.


PUTNAMINVESTMENTS                                              (Logo)
P.O. Box 9131
Hingham, MA 02043-9131

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com/Putnam. Please refer to the instructions below. Your voting instructions will be immediately confirmed if you provide your e-mail address.

To record your voting instructions on the Internet

1. Read the proxy statement.
2. Go to www.proxyweb.com/Putnam.
3. Enter the 14-digit control number printed on your proxy card.
4. Follow the instructions on the site.

If you submit your voting instructions on the Internet, do not return your proxy card.

This is your PROXY CARD.

To vote by mail, please record your voting instructions on this proxy card, sign it below, and return it promptly in the envelope provided. Your vote is important.

PLEASE FOLD AT PERFORATION BEFORE DETACHING

Proxy for a meeting of shareholders to be held on June 1, 2000 for Putnam Master Intermediate Income Trust.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Master Intermediate Income Trust on June 1, 2000, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------------------
Shareholder sign here                               Date

-----------------------------------------------------------------------------
Co-owner sign here                                  Date

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
-----------------------------------------------------------------------------

Street
-----------------------------------------------------------------------------

City                              State              Zip
-----------------------------------------------------------------------------

Telephone
-----------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any such matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR the proposal on your behalf.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED AND ELECTING ALL OF THE NOMINEES AND FOR THE OTHER PROPOSAL LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.   Proposal to fix the number of Trustees and elect all nominees.
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees as proposed and electing all the nominees (except as marked to the contrary below)

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                   FOR            AGAINST          ABSTAIN

2. Proposal to ratify             /  /             /  /             /  /
the selection of
PricewaterhouseCoopers LLP
as the independent auditors of your fund.

Note:  If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS                                              (Logo)
P.O. Box 9131
Hingham, MA 02043-9131

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com/Putnam. Please refer to the instructions below. Your voting instructions will be immediately confirmed and posted.

To record your voting instructions on the Internet

1. Read the proxy statement.
2. Go to www.proxyweb.com/Putnam.
3. Enter the 14-digit control number printed on your proxy card.
4. Follow the instructions on the site.

If you submit your voting instructions on the Internet, do not return your proxy card.

This is your PROXY CARD.

To vote by mail, please record your voting instructions on this proxy card, sign it below, and return it promptly in the envelope provided. Your vote is important.

PLEASE FOLD AT PERFORATION BEFORE DETACHING

Proxy for a meeting of shareholders to be held on June 1, 2000 for Putnam Premier Income Trust.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Premier Income Trust on June 1, 2000, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------------------
Shareholder sign here                               Date

-----------------------------------------------------------------------------
Co-owner sign here                                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
-----------------------------------------------------------------------------

Street
-----------------------------------------------------------------------------

City                          State                 Zip
-----------------------------------------------------------------------------

Telephone
-----------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote exactly as you tell us. The proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR the proposal on your behalf.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED AND ELECTING ALL OF THE NOMINEES AND FOR THE OTHER PROPOSAL LISTED BELOW:

Please vote by filling in the appropriate boxes below.

1.   Proposal to fix the number of Trustees and elect all nominees.
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees as proposed and electing all the nominees (except as marked to the contrary below)

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:

------------------------------------------------------------
/  / WITHHOLD authority to vote for all nominees

                                   FOR            AGAINST          ABSTAIN

2. Proposal to ratify             /  /             /  /             /  /
the selection of
KPMG LLP as the
independent auditors of your fund.

Note:  If you have questions on any of the proposals, please call
1-800-225-1581.